UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________________________

FORM 8-K

_______________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  January 22, 2019

Earliest Event Date requiring this Report:  January 22, 2019

CAPSTONE COMPANIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	0-2833	84-1047159
(State of Incorporation of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.

431 Fairway Drive, Suite 200
Deerfield Beach, Florida 33441

(Address of principal executive offices)

(954) 570-8889, Est. 313

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On January 22, 2019 Capstone Companies, Inc., a Florida corporation, ("Capstone" or "Company") issued a press release, which is attached to this Current Report on Form 8-K as Exhibit 99.2, reporting commencement of a purchase plan for open market purchases of the shares of Company Common Stock ("Shares") – as disclosed in Item 8.01 below.

The information discussed in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The contents of any URL's referenced in the press release are not incorporated into this Current Report on Form 8-K or any other filings with the Commission.

Item 8.01  Other Matters.

As previously announced on December 24, 2018, the Company entered into a Rule 10b5-1 Stock Purchase Plan ("Purchase Plan") with Wilson Davis & Co., Inc., a registered broker-dealer, (WDI"). Under the Purchase Plan, WDI will make periodic purchases of up to a maximum aggregate of 750,000 Shares for the in the open market at a price that is not less than the last transaction price or highest bid price, whichever is higher, and subject to the terms of and during the pendency of the Purchase Plan.  The Purchase Plan was filed as Exhibit 99.1 to the Current Report on Form 8-K filed by the Company with the Commission on December 24, 2018. The description of the Purchase Plan in this Current Report on Form 8-K is qualified in its entirety by reference to the actual Purchase Plan.

On January 14, 2019, the Purchase Plan commenced. No Shares have been purchased under the Purchase Plan as of the date of this Current Report on Form 8-K.

The Company will fund repurchases under the Purchase Plan from cash on hand or cash reserves from operations. The Purchase Plan may be suspended or discontinued at any time without prior notice. The Company will provide an update regarding any repurchases of Shares made under the Purchase Plan each time it reports its results of operations.  The Company has a stock repurchase plan only with WDI.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1	Rule 10b5-1 Purchase Plan between Capstone Companies, Inc. and Wilson Davis & Co., Inc., dated December 19, 2019(1)
99.2	Press Release, dated January 22, 2019, by Capstone Companies, Inc. regarding commencement of Open Market Purchases of Company Common Stock under the Stock Purchase Plan with Wilson Davis & Co., Inc.

(1) Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K, dated December 21, 2018, as filed with the Commission on December 24, 2018,

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ James G. McClinton

James G. McClinton, Chief Financial Officer

Dated: January 22, 2019

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